DEAN WITTER MID-CAP GROWTH FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                 10048
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1995

DEAR SHAREHOLDER:

Since Dean Witter Mid-Cap Growth Fund commenced operations in the fall of 1994, the investing environment has been quite favorable. As we noted in the Fund's annual report to shareholders last May, a little more than a year ago the stock and bond markets were bottoming as investors became concerned that an excessively strong economy would spur inflationary pressures and send interest rates higher. However, around the time the Fund was introduced investors became convinced that the economy was moderating and growth stocks and bonds quickly surged ahead.

Dean Witter Mid-Cap Growth Fund actively participated in this environment, posting a total return of 29.05 percent for the six-month period ended November 30, 1995, versus 14.87 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 16.15 percent for the Standard & Poor's MidCap Index. For the trailing 12 months ended November 30, 1995, the Fund's total return was
40.55 percent, compared to 36.93 percent for the S&P 500 and 32.48 percent for the S&P MidCap Index.

POSITIONING THE FUND'S PORTFOLIO

The Fund's industry selection focus has proven to be effective. At the beginning of 1995, the portfolio manager took a top-down look at the year ahead and concluded that while economic growth was likely to slow (allowing interest rates to decline), the economy would remain vibrant enough to support investment and capital spending for most of the year. As a result, for the first three quarters of the year, the Fund was heavily tilted toward technology with a peak weighting of 40 to 45 percent. Financial stocks were also a major theme in the portfolio given the portfolio manager's outlook for modest economic growth and benign inflation and interest rates. For much of the past year, financial stocks have represented 20 percent of the Fund's net assets. Over the period under review, the technology and financial sectors provided the strongest returns in the market and thus played a major role in the Fund's performance.

DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1995, CONTINUED

In September evidence began to mount that suggested that the economy was further decelerating and entering the latter stages of the economic expansion. At that time the portfolio manager began to pare back the Fund's technology holdings because capital spending tends to drop off late in the economic cycle. By the end of November technology represented less than 15 percent of net assets. Significant holdings in this sector include Cisco Systems, Inc. U.S. Robotics Corp., FORE Systems, Inc. and Cascade Communications Corp.

While the Fund's technology exposure was decreasing, the interest-rate sensitive portion of the portfolio was being increased because that sector historically has appreciated in the face of sluggish economic growth and falling interest rates. By the end of November, interest-rate sensitive holdings represented 31 percent of the Fund and included positions in Green Tree Financial Corp. and SunAmerica Inc. Fifteen percent of the interest-rate sensitive allocation was invested in long-term U.S. Treasury securities as these instruments are particularly sensitive to interest rates, but hold no credit risk, as they are backed by the U.S. government.

Since credit delinquencies at this stage of the business cycle tend to rise the exposure to many consumer lenders was reduced. Equity holdings in this area include Exel, Ltd., TIG Holdings, Inc. and UJP Financial Corp. The portfolio's commitment to the health-care industry was expanded to 14 percent because this sector has little economic sensitivity. Names here include Amgen Inc., Biogen Inc., Boston Scientific Corp. and Healthsource, Inc. Early-cycle consumer cyclicals that typically outperform at this juncture, such as homebuilders, retail drugs and specialty retail have been added to the portfolio and as of November 30, 1995, also represented approximately 14 percent of the Fund's net assets. Issues held in this sector include Centex Corp., Clayton Homes Inc., Eckerd Corp. and Estee Lauder Companies (Class A). Approximately eight percent of the Fund was invested in steady growth consumer/business services companies such as DST Systems, Inc. and First Data Corp. Capital goods represented five percent of the Fund with such holdings as Loral Corp. (aerospace) and Pioneer Hi-Bred International, Inc. and Potash Corp. of Saskatchewan, Inc. (agriculture).

WHY MID-CAP STOCKS?

The mid-cap sector continues to prove itself an attractive investment option relative to larger issues. As we have said in the past, over the last 70 years, these stocks have significantly outperformed large-capitalization stocks given their higher inherent earnings-growth rates. The more sluggish corporate earnings environment we foresee going forward should further highlight the earnings

DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1995, CONTINUED

advantage of mid caps versus large caps. Also, as market leadership narrows, the experience and established track records of mid-cap companies relative to more untried, less-dominant smaller companies will become all the more valuable.

LOOKING AHEAD

We expect the economy to experience a protracted economic slowdown extending into the latter part of 1996 and possibly into 1997. Falling interest rates, expanding price/earnings ratios and modest earnings growth on the order of five percent should continue to drive the broader markets considerably higher. However, we expect the market to narrow as fewer and fewer companies will be able to sustain their growth rates. For those companies that can sustain earnings growth rates of 10 percent or more, price/earnings ratios should continue to expand. Therefore, industry and company selection will become increasingly critical in terms of portfolio management.

In the face of a narrowing market, we will continue to focus on economic and industry trends and look for evidence of fundamental strength or weakness. In addition, bottom-up analysis -- the examination of outside and internal earnings and valuation screens -- remains a hallmark of the portfolio manager's strategy. Given our economic outlook, we believe the Fund is correctly positioned in those industries that can best deliver their earnings potential despite a slowing economy.

We appreciate your support of Dean Witter Mid-Cap Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995 (UNAUDITED)

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             COMMON STOCKS (75.3%)
             AGRICULTURE (3.4%)
    10,000   Arcadian Corp.......................  $       207,500
    20,000   IMC Global, Inc.....................        1,547,500
    45,000   Pioneer Hi-Bred International,
             Inc.................................        2,576,250
    35,000   Potash Corp. of Saskatchewan,
             Inc.................................        2,419,375
                                                   ---------------
                                                         6,750,625
                                                   ---------------
             BANKS (3.6%)
    27,000   Bank of Boston Corp.................        1,252,125
    20,000   Baybanks, Inc.......................        1,655,000
    15,000   Crestar Financial Corp..............          915,000
    37,000   Mercantile Bancorporation, Inc......        1,697,375
    50,000   UJP Financial Corp..................        1,675,000
                                                   ---------------
                                                         7,194,500
                                                   ---------------
             BIOTECHNOLOGY (2.4%)
    26,000   Amgen Inc.*.........................        1,290,250
    28,000   Biochem Pharma, Inc.*...............        1,078,000
    27,000   Biogen Inc.*........................        1,471,500
    10,000   Cephalon Inc.*......................          277,500
     7,000   Genzyme Corp.*......................          456,750
    10,000   Gilead Sciences, Inc.*..............          257,500
                                                   ---------------
                                                         4,831,500
                                                   ---------------
             CABLE/CELLULAR (0.4%)
    15,000   Glenayre Technologies, Inc.*........          858,750
                                                   ---------------
             CAPITAL EQUIPMENT (1.2%)
    67,500   Loral Corp..........................        2,286,563
                                                   ---------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (3.3%)
    20,000   3Com Corp.*.........................          915,000
    30,000   Gandalf Technologies Inc.*..........          510,000
    20,000   Picturetel Corp.*...................          780,000
    35,000   Quarterdeck Corp.*..................        1,115,625
    20,000   Silicon Graphics, Inc.*.............          730,000
    15,000   Sun Microsystems, Inc.*.............        1,261,875
    40,000   WorldCom, Inc.*.....................        1,295,000
                                                   ---------------
                                                         6,607,500
                                                   ---------------
             COMPUTER SOFTWARE (1.5%)
    10,000   Business Objects S.A. (ADR)
             (France)*...........................          487,500
    23,200   Informix Corp.*.....................          640,900
    12,500   Intuit, Inc.*.......................        1,050,000
    21,200   Peoplesoft, Inc.*...................          885,100
                                                   ---------------
                                                         3,063,500
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             CONSUMER BUSINESS SERVICES (4.1%)
    40,000   Accustaff, Inc.*....................  $     1,180,000
    40,000   Alternative Resources Corp.*........        1,160,000
    21,000   Computer Sciences Corp.*............        1,527,750
    39,400   DST Systems, Inc.*..................        1,137,675
    28,718   First Data Corp.....................        2,038,978
    20,000   Service Corp. International.........          812,500
    15,000   Transaction Systems Architects, Inc.
             (Class A)*..........................          408,750
                                                   ---------------
                                                         8,265,653
                                                   ---------------
             CONSUMER PRODUCTS (4.8%)
    12,500   Boston Beer Company, Inc. (Class
             A)*.................................          321,875
    25,000   Clorox, Co..........................        1,893,750
    70,000   Coca-Cola Enterprises, Inc..........        2,030,000
    55,000   Estee Lauder Companies (Class A)*...        2,000,625
    30,000   Mondavi (Robert) Corp. (The) (Class
             A)*.................................          952,500
    35,000   Oakley, Inc.*.......................        1,120,000
     5,000   Staples, Inc.*......................          127,500
    20,000   Tambrands, Inc......................        1,042,500
                                                   ---------------
                                                         9,488,750
                                                   ---------------
             ENERGY (1.3%)
    50,000   Apache Corp.........................        1,331,250
    64,000   Enron Oil & Gas Co..................        1,344,000
                                                   ---------------
                                                         2,675,250
                                                   ---------------
             ENTERTAINMENT (3.0%)
    45,000   CUC International, Inc.*............        1,710,000
    35,000   Hollywood Entertainment Corp.*......          564,375
    50,000   Macromedia, Inc.*...................        2,318,750
     2,000   Pixar, Inc.*........................           81,500
    10,000   Polygram NV (ADR) (Netherlands).....          600,000
    10,000   Scholastic Corp.*...................          687,500
                                                   ---------------
                                                         5,962,125
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (7.0%)
    55,000   Ahmanson (H.F.) & Co................        1,471,250
    70,000   Bear Stearns Companies, Inc.........        1,522,500
   100,000   Countrywide Credit Industries,
             Inc.................................        2,200,000
     4,000   Donaldson, Lufkin & Jenrette,
             Inc.*...............................          133,000
    15,000   Federal National Mortgage
             Association.........................        1,642,500
    25,000   Golden West Financial Corp..........        1,278,125
    60,000   Great Western Financial Corp........        1,530,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
    30,000   Green Tree Financial Corp...........  $       847,500
    12,000   MGIC Investment Corp................          667,500
    25,000   Morgan Stanley Group, Inc...........        2,156,250
    21,000   Washington Federal, Inc.............          506,625
                                                   ---------------
                                                        13,955,250
                                                   ---------------
             HEALTHCARE PRODUCTS & SERVICES (6.8%)
    20,000   Becton, Dickinson & Co..............        1,395,000
    12,000   Cerner Corp.*.......................          315,000
    20,000   Compdent Corp.*.....................          685,000
    20,000   HBO & Co............................        1,495,000
    41,500   Healthsource, Inc.*.................        2,593,750
    40,000   Healthsouth Rehabilitation Corp.*...        1,210,000
    15,000   Medic Computer Systems, Inc.*.......          948,750
     8,000   Omnicare, Inc.......................          302,000
     3,000   Pacificare Health Systems, Inc.
             (Class A)*..........................          252,750
    21,000   Pacificare Health Systems, Inc.
             (Class B)*..........................        1,811,250
    30,000   Quintiles Transnational Corp.*......        1,185,000
    23,600   Shared Medical Systems Corp.........        1,014,800
    10,000   United Dental Care, Inc.*...........          335,000
                                                   ---------------
                                                        13,543,300
                                                   ---------------
             HOUSING RELATED (4.1%)
    13,000   American Standard Companies,
             Inc.*...............................          390,000
    60,000   Centex Corp.........................        1,972,500
    80,000   Clayton Homes, Inc..................        2,240,000
    50,000   Lennar Corp.........................        1,106,250
    61,000   Oakwood Homes Corp..................        2,501,000
                                                   ---------------
                                                         8,209,750
                                                   ---------------
             INSURANCE (4.0%)
    10,000   CNA Financial Corp.*................        1,161,250
    40,000   Exel, Ltd...........................        2,495,000
    90,000   Prudential Reinsurance Holdings,
             Inc.................................        1,878,750
    30,000   SunAmerica Inc......................        1,413,750
    40,000   TIG Holdings, Inc...................        1,080,000
                                                   ---------------
                                                         8,028,750
                                                   ---------------
             MEDIA GROUP (2.2%)
    12,900   Cablevision Systems Corp. (Class
             A)*.................................          715,950
    10,000   Clear Channel Communications,
             Inc.*...............................          788,750
    35,000   Emmis Broadcasting Corp. (Class
             A)*.................................          936,250
    60,000   Infinity Broadcasting Corp. (Class
             A)*.................................        1,920,000
                                                   ---------------
                                                         4,360,950
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             MEDICAL PRODUCTS & SUPPLIES (5.0%)
    45,000   Boston Scientific Corp.*............  $     1,822,500
    60,000   Guidant Corp........................        2,242,500
    50,500   Idexx Laboratories, Inc.*...........        2,234,625
    15,000   InStent, Inc.*......................          236,250
    21,000   Medtronic Inc.......................        1,152,375
    15,000   Physician Sales & Service, Inc.*....          281,250
    24,000   St. Jude Medical, Inc.*.............          948,000
    14,000   Target Therapeutics, Inc.*..........        1,095,500
                                                   ---------------
                                                        10,013,000
                                                   ---------------
             MISCELLANEOUS (0.7%)
    30,000   Thermo Electron Corp.*..............        1,485,000
                                                   ---------------
             RESTAURANTS (2.1%)
    20,000   Applebee's International, Inc.......          552,500
    32,000   Boston Chicken, Inc.*...............        1,108,000
    35,000   Lone Star Steakhouse & Saloon,
             Inc.*...............................        1,369,375
    25,000   Starbucks Corp.*....................        1,053,125
                                                   ---------------
                                                         4,083,000
                                                   ---------------
             RETAIL (6.9%)
    40,000   Eckerd Corp.*.......................        1,705,000
    40,000   General Nutrition Companies,
             Inc.*...............................          880,000
    75,000   Gucci Group NV (Italy)*.............        2,587,500
    18,000   Luxottica Group SpA (ADR) (Italy)...          958,500
    20,000   Safeway, Inc.*......................          930,000
    40,000   St. John Knits, Inc.................        1,875,000
    20,000   Sunglass Hut International, Inc.*...          415,000
    35,000   Tiffany & Co........................        1,806,875
    50,000   Vons Companies, Inc.*...............        1,325,000
    40,000   Wolverine World Wide, Inc...........        1,260,000
                                                   ---------------
                                                        13,742,875
                                                   ---------------
             TELECOMMUNICATIONS (5.8%)
    20,000   ADC Telecommunications, Inc.*.......          910,000
    13,000   Ascend Communications, Inc.*........          919,750
    14,000   Cascade Communications Corp.*.......        1,221,500
    21,000   Cisco Systems, Inc.*................        1,766,625
    27,000   FORE Systems, Inc.*.................        1,559,250
    19,500   Shiva Corp.*........................        1,443,000
    21,000   Stratacom, Inc.*....................        1,569,750
    20,000   U.S. Robotics Corp.*................        2,195,000
                                                   ---------------
                                                        11,584,875
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1995 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UTILITIES - ELECTRIC (1.7%)
    40,000   Portland General Corp...............  $     1,130,000
    80,000   Scana Corp..........................        2,160,000
                                                   ---------------
                                                         3,290,000
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $132,642,677)......      150,281,466
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (15.1%)
             U.S. Treasury Principal Strips
 $  15,650   05/15/18............................        3,696,345
    25,980   08/15/18............................        6,051,506
    22,565   11/15/18............................        5,161,078
    15,720   02/15/19............................        3,538,088
    36,300   05/15/19............................        8,021,803
     8,230   08/15/19............................        1,789,640
     8,250   11/15/19............................        1,769,508
                                                   ---------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $28,266,108).......       30,027,968
                                                   ---------------

             SHORT-TERM INVESTMENTS (14.2%)
             U.S. GOVERNMENT AGENCY (a) (11.0%)
    22,000   Federal Home Loan Mortgage Corp.
             5.63% due 12/08/95 (Amortized Cost
             $21,975,916)........................       21,975,916
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             REPURCHASE AGREEMENT (3.2%)
 $   6,436   The Bank of New York 5.875% due
             12/01/95 (dated 11/30/95; proceeds
             $6,436,756; collateralized by
             $7,065,500 U.S. Treasury Bill 5.71%
             due 09/19/96 valued at $6,771,650)
             (Identified Cost $6,435,706)........  $     6,435,706
                                                   ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $28,411,622).......       28,411,622
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$189,320,407)
(B)...............      104.6%   208,721,056

LIABILITIES IN
EXCESS OF OTHER
ASSETS............       (4.6)    (9,207,160)
                        -----   ------------

NET ASSETS........      100.0%  $199,513,896
                        -----   ------------
                        -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $189,612,196; the aggregate gross unrealized appreciation is $20,907,369 and the aggregate gross unrealized depreciation is $1,798,509, resulting in net unrealized appreciation of $19,108,860.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $189,320,407)............................  $                 208,721,056
Receivable for:
    Investments sold........................................                      1,703,868
    Shares of beneficial interest sold......................                        759,216
    Dividends...............................................                         52,095
    Interest................................................                          1,054
Deferred organizational expenses............................                        118,266
Receivable from affiliate...................................                          4,769
Prepaid expenses and other assets...........................                         55,186
                                                                              -------------

     TOTAL ASSETS...........................................                    211,415,510
                                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................                     10,438,907
    Shares of beneficial interest repurchased...............                      1,147,628
    Plan of distribution fee................................                        161,763
    Investment management fee...............................                        115,536
Accrued expenses and other payables.........................                         37,780
                                                                              -------------

     TOTAL LIABILITIES......................................                     11,901,614
                                                                              -------------

NET ASSETS:
Paid-in-capital.............................................                    154,699,036
Net unrealized appreciation.................................                     19,400,649
Accumulated net investment loss.............................                       (736,110)
Accumulated undistributed net realized gain.................                     26,150,321
                                                                              -------------

     NET ASSETS.............................................  $                 199,513,896
                                                                              -------------
                                                                              -------------

NET ASSET VALUE PER SHARE,
  14,298,595 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                                     $13.95
                                                              -----------------------------
                                                              -----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $   465,414
Dividends (net of $2,968 foreign withholding tax)...........      373,027
                                                              -----------

     TOTAL INCOME...........................................      838,441
                                                              -----------

EXPENSES
Plan of distribution fee....................................      769,197
Investment management fee...................................      586,829
Transfer agent fees and expenses............................       79,063
Registration fees...........................................       37,231
Shareholder reports and notices.............................       29,775
Professional fees...........................................       28,559
Organizational expenses.....................................       15,156
Custodian fees..............................................       14,932
Trustees' fees and expenses.................................       10,694
Other.......................................................        3,115
                                                              -----------

     TOTAL EXPENSES.........................................    1,574,551
                                                              -----------

     NET INVESTMENT LOSS....................................     (736,110)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   24,639,986
Net change in unrealized appreciation.......................   12,980,872
                                                              -----------

     NET GAIN...............................................   37,620,858
                                                              -----------

NET INCREASE................................................  $36,884,748
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE PERIOD
                                                              NOVEMBER 30, 1995   SEPTEMBER 29, 1994*
                                                                 (UNAUDITED)      THROUGH MAY 31, 1995
------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................    $   (736,110)         $   (102,556)
Net realized gain...........................................      24,639,986             1,744,548
Net change in unrealized appreciation.......................      12,980,872             6,419,777
                                                              -----------------   --------------------

     NET INCREASE...........................................      36,884,748             8,061,769

Distributions from net realized gain........................        --                    (131,657)
Net increase from transactions in shares of beneficial
  interest..................................................      47,502,978           107,096,058
                                                              -----------------   --------------------

     TOTAL INCREASE.........................................      84,387,726           115,026,170

NET ASSETS:
Beginning of period.........................................     115,126,170               100,000
                                                              -----------------   --------------------

     END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $736,110 AND $0,
    RESPECTIVELY)...........................................    $199,513,896          $115,126,170
                                                              -----------------   --------------------
                                                              -----------------   --------------------

---------------------
 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Mid-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on May 25, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on September 29, 1994.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995 (UNAUDITED) CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized by the Fund on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995 (UNAUDITED) CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the six months ended November 30, 1995, it received approximately $248,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1995 aggregated $241,437,247 and $211,070,016, respectively. Included in the aforementioned are purchases of U.S. Government securities of $28,004,632.

DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1995 (UNAUDITED) CONTINUED

For the six months ended November 30, 1995, the Fund incurred $52,245 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At November 30, 1995, the Fund's payable for investments purchased included unsettled trades with DWR of $306,750.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $20,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX                  FOR THE PERIOD
                                                                           MONTHS ENDED              SEPTEMBER 29, 1994*
                                                                        NOVEMBER 30, 1995            THROUGH MAY 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   10,264,968   $  133,839,400    13,151,977   $133,121,351
Reinvestment of distributions....................................      --              --              12,288        122,022
                                                                   -----------   --------------   -----------   ------------
                                                                    10,264,968      133,839,400    13,164,265    133,243,373
Repurchased......................................................   (6,618,372)     (86,336,422)   (2,522,266)   (26,147,315)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    3,646,596   $   47,502,978    10,641,999   $107,096,058
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------


---------------------
*    Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of May 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss.

DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX       FOR THE
                                                  MONTHS          PERIOD
                                                   ENDED         SEPTEMBER
                                                 NOVEMBER        29, 1994*
                                                 30, 1995       THROUGH MAY
                                                (UNAUDITED)      31, 1995
---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.........   $   10.81       $  10.00
                                                -----------     -----------

Net investment loss..........................       (0.05)         (0.01)
Net realized and unrealized gain.............        3.19           0.84
                                                -----------     -----------

Total from investment operations.............        3.14           0.83
                                                -----------     -----------

Less distributions from net realized gain....      --              (0.02)
                                                -----------     -----------

Net asset value, end of period...............   $   13.95       $  10.81
                                                -----------     -----------
                                                -----------     -----------

TOTAL INVESTMENT RETURN+.....................       29.05% (1)      8.26% (1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        2.01% (2)      2.21% (2)

Net investment loss..........................       (0.94)%(2)     (0.16)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......      $199,514        $115,126

Portfolio turnover rate......................         142% (1)       199% (1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER MID-CAP GROWTH FUND


[Graphic]


SEMIANNUAL REPORT
NOVEMBER 30, 1995